UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	900 Long Ridge Road, Building 2 Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2026, Primo Brands Corporation (the “Company”) held its Annual Meeting of Stockholders. A total of 348,936,785 shares of the Company’s Class A common stock (“Common Stock”) were present in person or represented by proxy at the meeting, representing approximately 96.1% percent of the Company’s outstanding Common Stock as of the March 5, 2026 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2026.

Item 1 — Election of ten directors for a term of office expiring on the date of the Annual Meeting of Stockholders in 2027 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Britta Bomhard	336,701,278	1,564,060	10,671,447
Susan E. Cates	336,718,735	1,546,603	10,671,447
Michael Cramer	336,135,117	2,130,221	10,671,447
Eric J. Foss	336,513,035	1,752,303	10,671,447
Jerry Fowden	334,375,557	3,889,781	10,671,447
Tony W. Lee	337,353,263	912,075	10,671,447
Minsok Pak	337,393,880	871,458	10,671,447
Billy D. Prim	335,757,335	2,508,003	10,671,447
Allison Spector	337,889,740	375,598	10,671,447
Steven P. Stanbrook	337,163,199	1,102,139	10,671,447

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
348,863,238	60,819	12,728	—

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
334,569,791	3,646,738	48,809	10,671,447

Based on the foregoing votes, Britta Bomhard, Susan E. Cates, Michael Cramer, Eric J. Foss, Jerry Fowden, Tony W. Lee, Minsok Pak, Billy D. Prim, Allison Spector and Steven P. Stanbrook were elected, and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: April 30, 2026	By:	/s/ Hih Song Kim
Hih Song Kim
Chief Legal Officer & Corporate Secretary